Statements of Operations (USD $)	12 Months Ended
Jun. 30, 2011
Revenue	$ 0
Cost of revenue	0
Gross profit (loss)	0
Formation and operating costs	(264,899)
Loss before interest income	(264,899)
Interest income	(30,391)
Net loss	$ (234,508)
Weighted average ordinary shares outstanding - basic and diluted (in shares)	6,688,190
Basic and diluted net loss per ordinary share (in dollars per share)	$ 0